UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2010 (Date of earliest event reported)
AMCOL International Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-15661 (Commission File Number)	36-0724340 (IRS Employer Identification Number)

2870 Forbs Avenue, Hoffman Estates, IL (Address of principal executive offices)		60192 (Zip Code)
847.851.1500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On April 23, 2010, the registrant issued a press release to report results for its first quarter ended March 31, 2010.

That press release dated, April 23, 2010 and titled "AMCOL INTERNATIONAL (NYSE:ACO) REPORTS FIRST QUARTER RESULTS" is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release titled "AMCOL INTERNATIONAL (NYSE:ACO) REPORTS FIRST QUARTER RESULTS"

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2010	AMCOL INTERNATIONAL CORPORATION By: /s/ Lawrence E. Washow Lawrence E. Washow President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release titled "AMCOL INTERNATIONAL (NYSE:ACO) REPORTS FIRST QUARTER RESULTS"